UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2022 (August 8, 2022)

Harsco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania		17011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (717) 763-7064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	HSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2022, Anshooman Aga submitted his resignation as Senior Vice President & Chief Financial Officer of Harsco Corporation (the “Company”) to pursue employment at another company. Mr. Aga’s last day with the Company will be August 24, 2022.

On August 12, 2022, the Company announced that, effective August 29, 2022, Pete Minan would join the Company on an interim basis as Interim Senior Vice President & Chief Financial officer until a permanent replacement for Mr. Aga was announced.

Prior to his retirement from the Company in March 2022, Mr. Minan, age 60, served as the Company’s Senior Vice President & Chief Financial Officer from November 2014 to August 2021 and as Special Advisor to the Company’s Chief Executive Officer from August 2021 until March 2022.

In connection with his employment, Mr. Minan will receive the following compensation:

•	Monthly base compensation of $85,000.

•	A monthly common stock grant equal to $94,833 determined at the closing price on the last business day of each month.

•	Eligibility in the Company’s standard health and welfare benefits program.

In addition, Mr. Minan will enter into the Company’s standard confidentiality agreement.

The description above is qualified in its entirety by reference to the full and complete terms of the Offer Letter to Mr. Minan, dated August 11, 2022, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

10.1	Offer Letter dated August 11, 2022

99.1	Press Release, dated August 12, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date: August 12, 2022	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary

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